Exhibit 99.2

Supplemental **Disclosure**

Quarter ended September 30, 2024

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2024

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	25
Portfolio Composition	26
Top Forty Retailers Ranked by ABR	27
New & Renewal Lease Summary	28
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	29
Lease Expiration Schedule	30
Major CBSA Detail	31
Properties by State	34
Property List	35

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended September 30, 2024

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 9/30/24	Nine Months Ended 9/30/24

	Total properties in Brixmor Property Group portfolio	360	360
	Acquired properties excluded from Same Property NOI	(3)	(4)
	Additional exclusions (1)	(5)	(6)
	Same Property NOI pool (2)	352	350

(1) Additional exclusions for the three months ended September 30, 2024 and 2023 include two properties that were subject to partial dispositions in 2023 and three properties that were subject to partial dispositions in 2024. Additional exclusions for the nine months ended September 30, 2024 and 2023 include three properties that were subject to partial dispositions in 2023 and three properties that were subject to partial dispositions in 2024.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2023 and one outparcel acquired in 2024 are excluded from the Same Property NOI pool for the three and nine months ended September 30, 2024 and 2023.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/24	9/30/23	9/30/24	9/30/23
Total revenues (page 6)	$ 320,682	$ 307,314	$ 956,612	$ 928,551
Net income (page 6)	96,840	63,736	255,870	232,390
Net income per diluted share (page 6)	0.32	0.21	0.84	0.77
NOI (page 10)	230,295	221,892	693,962	664,509
EBITDA (page 7)	247,695	207,951	696,470	650,671
EBITDAre (page 7)	216,540	201,239	653,639	609,470
Adjusted EBITDA (page 7)	216,340	201,336	653,216	605,312
Cash Adjusted EBITDA (page 7)	206,498	194,062	624,293	582,363
Nareit FFO (page 8)	159,180	152,184	486,425	460,903
Nareit FFO per diluted share (page 8)	0.52	0.50	1.60	1.52
Items that impact FFO comparability, net per share (page 8)	0.00	(0.00)	0.00	0.01
Dividends declared per share (page 8)	0.2725	0.2600	0.8175	0.7800
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.7%	51.4%	50.7%	50.9%

	Three Months Ended
Summary Operating and Financial Ratios	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
NOI margin (page 10)	74.4%	76.0%	74.7%	72.9%	74.2%
Same property NOI performance (page 11) (1)	4.1%	5.5%	5.9%	3.1%	4.8%
Fixed charge coverage, current quarter annualized (page 13)	3.9x	4.1x	4.2x	4.3x	4.3x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.2x	4.3x	4.2x	4.2x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.7x	5.6x	5.6x	6.0x	6.1x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.7x	5.8x	5.9x	6.1x	6.1x

Outstanding Classes of Stock	As of 9/30/24	As of 6/30/24	As of 3/31/24	As of 12/31/23	As of 9/30/23
Common shares outstanding (page 13)	302,063	301,345	301,299	300,596	300,596

	Three Months Ended
Summary Acquisitions and Dispositions	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
Aggregate purchase price of acquisitions (page 17)	$ 63,925	$ 17,250	$ —	$ 400	$ —
Aggregate sale price of dispositions (page 18)	73,760	345	68,960	21,576	16,975
NOI adjustment for acquisitions and dispositions, net (3)	(678)

Summary Portfolio Statistics (4)	As of 9/30/24	As of 6/30/24	As of 3/31/24	As of 12/31/23	As of 9/30/23
Number of properties (page 25)	360	360	359	362	364
Percent billed (page 25)	91.9%	91.4%	90.6%	90.6%	90.0%
Percent leased (page 25)	95.6%	95.4%	95.1%	94.7%	93.9%
ABR PSF (page 25)	$ 17.44	$ 17.26	$ 17.12	$ 16.88	$ 16.77
New lease rent spread (page 28)	31.8%	50.2%	39.7%	37.4%	52.7%
New & renewal lease rent spread (page 28)	21.8%	27.7%	19.5%	19.6%	22.3%
Total - new, renewal & option lease rent spread (page 28)	15.9%	19.7%	14.1%	15.6%	17.5%
Total - new, renewal & option GLA (page 28)	2,073,869	2,343,546	2,626,599	2,679,220	2,733,476

2024 Guidance	Current	Previous (at 7/29/24)	YTD
Nareit FFO per diluted share	$2.13 - $2.15	$2.11 - $2.14	$1.60
Same property NOI performance	4.75% - 5.25%	4.25% - 5.00%	5.2%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2024

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/24	12/31/23
Assets
Real estate
Land	$1,791,843	$1,794,011
Buildings and tenant improvements	8,740,670	8,570,874
Construction in progress	131,564	126,007
Lease intangibles	501,393	504,995
	11,165,470	10,995,887
Accumulated depreciation and amortization	(3,372,860)	(3,198,980)
Real estate, net	7,792,610	7,796,907
Cash and cash equivalents	451,326	866
Restricted cash	1,121	18,038
Marketable securities	21,205	19,914
Receivables, net, including straight-line rent receivables of $202,758 and $180,810, respectively	260,571	278,775
Deferred charges and prepaid expenses, net	172,947	164,061
Other assets	50,037	54,155
Total assets	$8,749,817	$8,332,716

Liabilities
Debt obligations, net	$5,338,681	$4,933,525
Accounts payable, accrued expenses and other liabilities	530,560	548,890
Total liabilities	5,869,241	5,482,415

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
311,190,362 and 309,723,386 shares issued and 302,063,370 and 300,596,394
shares outstanding	3,020	3,006
Additional paid-in capital	3,331,941	3,310,590
Accumulated other comprehensive loss	(759)	(2,700)
Distributions in excess of net income	(453,626)	(460,595)
Total equity	2,880,576	2,850,301
Total liabilities and equity	$8,749,817	$8,332,716

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/24	9/30/23	9/30/24	9/30/23
Revenues
Rental income	$319,989	$307,118	$955,065	$927,440
Other revenues	693	196	1,547	1,111
Total revenues	320,682	307,314	956,612	928,551

Operating expenses
Operating costs	36,442	35,058	110,518	106,658
Real estate taxes	42,902	42,156	120,659	130,556
Depreciation and amortization	94,829	96,254	278,065	272,807
Impairment of real estate assets	5,863	—	11,143	17,836
General and administrative	30,250	29,182	88,430	86,868
Total operating expenses	210,286	202,650	608,815	614,725

Other income (expense)
Dividends and interest	5,289	273	15,798	345
Interest expense	(55,410)	(47,364)	(160,553)	(143,529)
Gain on sale of real estate assets	37,018	6,712	53,974	59,037
Gain on extinguishment of debt, net	273	6	554	4,356
Other	(726)	(555)	(1,700)	(1,645)
Total other expense	(13,556)	(40,928)	(91,927)	(81,436)

Net income	$96,840	$63,736	$255,870	$232,390

Net income per common share:
Basic	$0.32	$0.21	$0.84	$0.77
Diluted	$0.32	$0.21	$0.84	$0.77
Weighted average shares:
Basic	302,676	301,007	302,518	300,955
Diluted	303,608	302,511	303,377	302,447

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/24	9/30/23	9/30/24	9/30/23

Net income	$96,840	$63,736	$255,870	$232,390
Interest expense	55,410	47,364	160,553	143,529
Federal and state taxes	616	597	1,982	1,945
Depreciation and amortization	94,829	96,254	278,065	272,807
EBITDA	247,695	207,951	696,470	650,671
Gain on sale of real estate assets	(37,018)	(6,712)	(53,974)	(59,037)
Impairment of real estate assets	5,863	—	11,143	17,836
EBITDAre	$216,540	$201,239	$653,639	$609,470

EBITDAre	$216,540	$201,239	$653,639	$609,470
Transaction expenses, net	73	103	131	198
Gain on extinguishment of debt, net	(273)	(6)	(554)	(4,356)
Total adjustments	(200)	97	(423)	(4,158)
Adjusted EBITDA	$216,340	$201,336	$653,216	$605,312

Adjusted EBITDA	$216,340	$201,336	$653,216	$605,312
Straight-line rental income, net	(8,133)	(5,088)	(23,669)	(16,510)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,701)	(2,178)	(5,235)	(6,414)
Straight-line ground rent expense, net (1)	(8)	(8)	(19)	(25)
Total adjustments	(9,842)	(7,274)	(28,923)	(22,949)
Cash Adjusted EBITDA	$206,498	$194,062	$624,293	$582,363

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	9/30/24
Debt obligations, net	$5,338,681
Less: Net unamortized premium	(14,980)
Add: Deferred financing fees	27,064
Less: Cash, cash equivalents and restricted cash	(452,447)
Net Principal Debt	$4,898,318

Adjusted EBITDA, current quarter annualized	$865,360
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.7x

Adjusted EBITDA, trailing twelve months	$856,911
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.7x

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/24	9/30/23	9/30/24	9/30/23

Net income	$96,840	$63,736	$255,870	$232,390
Depreciation and amortization related to real estate	93,495	95,160	273,386	269,714
Gain on sale of real estate assets	(37,018)	(6,712)	(53,974)	(59,037)
Impairment of real estate assets	5,863	—	11,143	17,836
Nareit FFO	$159,180	$152,184	$486,425	$460,903

Nareit FFO per diluted share	$0.52	$0.50	$1.60	$1.52
Weighted average diluted shares outstanding	303,608	302,511	303,377	302,447

Items that impact FFO comparability
Transaction expenses, net	$(73)	$(103)	$(131)	$(198)
Gain on extinguishment of debt, net	273	6	554	4,356
Total items that impact FFO comparability	$200	$(97)	$423	$4,158
Items that impact FFO comparability, net per share	$0.00	$(0.00)	$0.00	$0.01

Additional Disclosures
Straight-line rental income, net	$8,133	$5,088	$23,669	$16,510
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,701	2,178	5,235	6,414
Straight-line ground rent expense, net (1)	8	8	19	25

Dividends declared per share	$0.2725	$0.2600	$0.8175	$0.7800
Dividends declared	$82,312	$78,155	$246,533	$234,451
Dividend payout ratio (as % of Nareit FFO)	51.7%	51.4%	50.7%	50.9%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	9/30/24	12/31/23

Deferred charges and prepaid expenses, net
Deferred charges, net	$144,255	$141,816
Prepaid expenses, net	28,692	22,245
Total deferred charges and prepaid expenses, net	$172,947	$164,061

Other assets
Right-of-use asset	$29,429	$32,350
Furniture, fixtures and leasehold improvements, net	13,384	14,120
Interest rate swaps	—	4,364
Other	7,224	3,321
Total other assets	$50,037	$54,155

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$273,645	$289,215
Below market leases, net	80,652	82,583
Dividends payable	86,016	85,692
Lease liability	32,068	36,105
Interest rate swaps	7,953	6,877
Other	50,226	48,418
Total accounts payable, accrued expenses and other liabilities	$530,560	$548,890

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/24	9/30/23	9/30/24	9/30/23
Net Operating Income Detail
Base rent	$233,198	$223,079	$689,997	$668,380
Expense reimbursements	73,596	68,927	214,394	211,404
Revenues deemed uncollectible	(4,636)	(544)	(5,638)	(3,591)
Ancillary and other rental income / Other revenues	6,238	6,092	18,551	18,261
Percentage rents	1,251	1,560	7,854	7,294
Operating costs	(36,450)	(35,066)	(110,537)	(106,683)
Real estate taxes	(42,902)	(42,156)	(120,659)	(130,556)
Net operating income	$230,295	$221,892	$693,962	$664,509

Operating Ratios
NOI margin (NOI / revenues)	74.4%	74.2%	75.0%	73.7%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	92.7%	89.3%	92.7%	89.1%

Reconciliation of Net Income to Net Operating Income
Net income	$96,840	$63,736	$255,870	$232,390
Lease termination fees	(1,201)	(934)	(2,550)	(3,879)
Straight-line rental income, net	(8,133)	(5,088)	(23,669)	(16,510)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,701)	(2,178)	(5,235)	(6,414)
Straight-line ground rent expense, net (1)	(8)	(8)	(19)	(25)
Depreciation and amortization	94,829	96,254	278,065	272,807
Impairment of real estate assets	5,863	—	11,143	17,836
General and administrative	30,250	29,182	88,430	86,868
Total other expense	13,556	40,928	91,927	81,436
Net operating income	$230,295	$221,892	$693,962	$664,509

Supplemental Statement of Operations Detail
Rental income
Base rent	$233,198	$223,079	$689,997	$668,380
Expense reimbursements	73,596	68,927	214,394	211,404
Revenues deemed uncollectible	(4,636)	(544)	(5,638)	(3,591)
Lease termination fees	1,201	934	2,550	3,879
Straight-line rental income, net	8,133	5,088	23,669	16,510
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,701	2,178	5,235	6,414
Ancillary and other rental income	5,545	5,896	17,004	17,150
Percentage rents	1,251	1,560	7,854	7,294
Total rental income	$319,989	$307,118	$955,065	$927,440

Other revenues	$693	$196	$1,547	$1,111

Interest expense
Note interest	$48,665	$40,832	$142,174	$124,824
Unsecured credit facility and term loan interest	6,628	6,673	18,045	18,727
Capitalized interest	(960)	(1,089)	(2,887)	(2,987)
Deferred financing cost amortization	1,778	1,694	5,369	5,163
Debt premium and discount accretion, net	(701)	(746)	(2,148)	(2,198)
Total interest expense	$55,410	$47,364	$160,553	$143,529

Other
Federal and state taxes	$616	$597	$1,982	$1,945
Other	110	(42)	(282)	(300)
Total other	$726	$555	$1,700	$1,645

Additional Disclosures
Capitalized construction compensation costs	$4,456	$4,733	$14,409	$13,638
Capitalized real estate taxes, insurance, and utilities	603	1,005	2,414	2,893
Capitalized leasing legal costs (2)	846	892	2,504	3,286
Capitalized leasing commission costs	1,950	1,852	6,043	5,855
Equity compensation expense, net	5,054	5,724	13,855	14,559

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/24	9/30/23	Change	9/30/24	9/30/23	Change
Same Property NOI Analysis
Number of properties	352	352	—	350	350	—
Percent billed	91.9%	90.2%	1.7%	91.9%	90.1%	1.8%
Percent leased	95.6%	94.1%	1.5%	95.6%	94.1%	1.5%

Revenues
Base rent	$228,531	$217,396		$673,705	$646,068
Expense reimbursements	72,230	67,084		209,598	204,007
Revenues deemed uncollectible	(4,670)	(613)		(5,634)	(3,669)
Ancillary and other rental income / Other revenues	6,080	5,728		17,858	17,111
Percentage rents	1,248	1,495		7,790	7,133
	303,419	291,090	4.2%	903,317	870,650	3.8%
Operating expenses
Operating costs	(35,580)	(33,295)		(107,362)	(100,678)
Real estate taxes	(41,913)	(40,683)		(117,902)	(125,358)
	(77,493)	(73,978)	4.8%	(225,264)	(226,036)	(0.3)%
Same property NOI	$225,926	$217,112	4.1%	$678,053	$644,614	5.2%

NOI margin	74.5%	74.6%		75.1%	74.0%
Expense recovery ratio	93.2%	90.7%		93.0%	90.3%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$11,135	5.2%		$27,637	4.3%
Revenues deemed uncollectible	(4,057)	(2.0)%		(1,965)	(0.3)%
Net expense reimbursements	1,631	0.8%		6,363	1.0%
Ancillary and other rental income / Other revenues	352	0.2%		747	0.1%
Percentage rents	(247)	(0.1)%		657	0.1%
		4.1%			5.2%

Reconciliation of Net Income to Same Property NOI
Net income	$96,840	$63,736		$255,870	$232,390
Adjustments:
Non-same property NOI	(4,369)	(4,780)		(15,909)	(19,895)
Lease termination fees	(1,201)	(934)		(2,550)	(3,879)
Straight-line rental income, net	(8,133)	(5,088)		(23,669)	(16,510)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,701)	(2,178)		(5,235)	(6,414)
Straight-line ground rent expense, net	(8)	(8)		(19)	(25)
Depreciation and amortization	94,829	96,254		278,065	272,807
Impairment of real estate assets	5,863	—		11,143	17,836
General and administrative	30,250	29,182		88,430	86,868
Total other expense	13,556	40,928		91,927	81,436
Same property NOI	$225,926	$217,112		$678,053	$644,614

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/24	9/30/23	9/30/24	9/30/23
Leasing related:
Tenant improvements and tenant inducements	$24,540	$24,881	$69,833	$63,279
External leasing commissions	2,503	3,544	9,297	10,269
	27,043	28,425	79,130	73,548

Maintenance capital expenditures	14,545	16,620	31,430	41,254
Total leasing related and maintenance capital expenditures	$41,588	$45,045	$110,560	$114,802

Value-enhancing:
Anchor space repositionings	$2,407	$11,522	$29,307	$31,378
Outparcel developments	1,432	2,026	6,419	5,453
Redevelopments	44,403	32,648	94,884	90,497
Other (1)	3,226	5,669	16,678	16,777
Total value-enhancing capital expenditures	$51,468	$51,865	$147,288	$144,105

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/24	12/31/23
Equity Capitalization:
Common shares outstanding			302,063	300,596
Common share price			$27.86	$23.27
Total equity capitalization			$8,415,475	$6,994,869

Debt:
Revolving credit facility			$—	$18,500
Term loan facility			500,000	500,000
Unsecured notes			4,850,765	4,418,805
Total principal debt			5,350,765	4,937,305
Add: Net unamortized premium			14,980	20,974
Less: Deferred financing fees			(27,064)	(24,754)
Debt obligations, net			5,338,681	4,933,525
Less: Cash, cash equivalents and restricted cash			(452,447)	(18,904)
Net debt			$4,886,234	$4,914,621

Total market capitalization			$13,301,709	$11,909,490

Liquidity:
Cash, cash equivalents and restricted cash			$452,447	$18,904
Available under Revolving Credit Facility (1)			1,248,597	1,230,074
			$1,701,044	$1,248,978

Ratios:
Principal debt to total market capitalization			40.2%	41.5%
Principal debt to total assets, before depreciation			44.1%	42.8%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.7x	6.0x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.7x	6.1x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.9x	4.3x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.2x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.9x	4.3x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.2x

			As of	As of
			9/30/24	12/31/23
Percentage of total debt: (3)
Fixed			100.0%	99.6%
Variable			—%	0.4%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.5	4.1
Variable			—	2.5
Total			4.5	4.1

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Positive
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of October 28, 2024.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2024	$—	—%
2025	632,312	3.85%
2026	607,542	4.17%
2027	900,000	4.46%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
2032	—	—%
2033	—	—%
2034+	800,000	5.63%
Total Debt Obligations	$5,350,765	4.10%

Net unamortized premium	14,980
Deferred financing costs	(27,064)
Debt Obligations, Net	$5,338,681

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 93 basis points) (2)(3)(4)	$500,000	4.91%	7/26/27	9.34%

Unsecured Notes
3.85% 2025 Brixmor OP Notes	632,312	3.85%	2/1/25	11.82%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.21%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.48%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.54%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.02%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.95%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.35%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.48%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.48%
Total Fixed Rate Unsecured Notes	4,850,765	4.01%		90.66%

Total Fixed Rate Debt	$5,350,765	4.10%		100.00%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 83 basis points) (4)	$—	5.89%	6/30/26	—%

Total Variable Rate Debt	$—	5.89%		—%

Total Debt Obligations	$5,350,765	4.10%		100.00%

Net unamortized premium	14,980
Deferred financing costs	(27,064)
Debt Obligations, Net	$5,338,681

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 93 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 93 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(4) Effective July 8, 2024, the Term Loan Facility and Revolving Credit Facility qualify for a 2 basis point rate reduction due to the achievement of certain sustainability metric targets for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/24

I. Aggregate debt test	< 65%	45.1%
Total Debt		5,338,681
Total Assets		11,832,679

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,832,679

III. Unencumbered asset ratio	> 150%	221.6%
Total Unencumbered Assets		11,832,679
Unsecured Debt		5,338,681

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.9x	3.8x
Consolidated EBITDA		856,911	871,982
Annual Debt Service Charge		221,763	229,497

(1) The Company had no secured debt as of September 30, 2024.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on May 23, 2024 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/24

I. Leverage ratio	< 60%	34.1%
Total Outstanding Indebtedness		5,350,765
Balance Sheet Cash (1)		459,051
Total Asset Value		14,340,766

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		459,051
Total Asset Value		14,340,766

III. Unsecured leverage ratio	< 60%	34.1%
Total Unsecured Indebtedness		5,350,765
Unrestricted Cash (3)		457,930
Unencumbered Asset Value		14,340,766

IV. Fixed charge coverage ratio	> 1.5x	4.2x
Total Net Operating Income		931,596
Capital Expenditure Reserve		9,517
Fixed Charges		221,822

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of September 30, 2024.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2024

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2024.

Three Months Ended June 30, 2024
West Center	New York-Newark-Jersey City, NY-NJ	4/24/24	$17,250	42,594	98.9%	29.53	Wild by Nature Market (King Kullen)
			$17,250	42,594

Three Months Ended September 30, 2024
The Fresh Market Shoppes	Hilton Head Island-Bluffton-Port Royal, SC	7/15/24	$23,625	86,398	98.1%	18.74	The Fresh Market
Land at Kings Market (4)	Atlanta-Sandy Springs-Roswell, GA	7/17/24	2,300	1.0 acres	—%	—	-
Acton Plaza	Boston-Cambridge-Newton, MA-NH	8/15/24	38,000	137,572	95.3%	19.27	Roche Bros, T.J.Maxx/HomeGoods
			$63,925	223,970 / 1.0 acres

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2024		$81,175	266,564 / 1.0 acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Acquired in connection with future redevelopment project.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2024
18 Ryan	Detroit-Warren-Dearborn, MI	1/31/24	$12,400	101,564	100.0%	$10.01	Dream Market, Dollar Tree, Planet Fitness
Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	3/11/24	46,000	342,385	76.8%	12.83	Citi Trends, Ross Dress for Less
North Dixie Plaza	Elizabethtown, KY	3/28/24	10,560	130,466	100.0%	8.62	At Home, Staples
			$68,960	574,415

Three Months Ended June 30, 2024
Land at Western Village (4)	Cincinnati, OH-KY-IN	4/23/24	$95	—	—%	$—	-
Victory Square - Bridgestone (4)	Savannah, GA	6/20/24	250	6,702	100.0%	N/A	-
			$345	6,702

Three Months Ended September 30, 2024
Arbor Faire - multi-tenant outparcel (4)	Fresno, CA	8/12/24	$5,000	15,000	100.0%	$25.00	-
Festival Centre	Charleston-North Charleston, SC	8/28/24	21,750	325,347	72.7%	10.76	American Freight, NewSpring Church, Planet Fitness
Presidential Plaza West	Miami-Fort Lauderdale-West Palm Beach, FL	8/30/24	11,900	88,441	98.2%	13.14	Sedano's, Family Dollar
Land at Springdale (4)	Mobile, AL	9/10/24	680	1.8 acres	—%	—	-
Commons of Chicago Ridge - The Home Depot (4)	Chicago-Naperville-Elgin, IL-IN	9/30/24	29,680	113,918	100.0%	17.50	The Home Depot
Springdale - Piccadilly (4)	Mobile, AL	9/30/24	4,750	11,700	100.0%	36.41	Piccadilly
			$73,760	554,406 / 1.8 acres

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2024		$143,065	1,135,523 / 1.8 acres

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2024
1	Culpeper Town Square	Washington-Arlington-Alexandria, DC-VA-MD-WV	Remerchandise former bowling alley with a 25K SF Grocery Outlet
2	Capitol Shopping Center	Concord, NH	Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
3	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Rightsize existing Pep Boys to 8K SF to accommodate the addition of a 14K SF Boot Barn
In Process Projects (1)
4	Springdale	Mobile, AL	Remerchandise former Michaels with a 10K SF Five Below and additional retailers
5	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
6	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
7	Arapahoe Crossings	Denver-Aurora-Centennial, CO	Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
8	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL	Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
9	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN	Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
10	Pine Tree Shopping Center	Portland-South Portland, ME	Remerchandise former Big Lots with a 25K SF ALDI
11	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls, a 20K SF HomeGoods and additional retailers
12	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 23K SF Ross Dress for Less and a 15K SF Aaron's
13	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Valu Thrift Store with a 22K SF Ross Dress for Less and a 12K SF Five Below
14	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and additional retailers
15	Parkway Plaza	Binghamton, NY	Remerchandise former PriceRite with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
16	Kingston Overlook	Knoxville, TN	Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market
17	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX	Combine adjacent spaces for a 53K SF EōS Fitness
18	Northshore - Project II	Houston-Pasadena-The Woodlands, TX	Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	18	$88,550	$31,250	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended September 30, 2024
1	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohl's and a 29K SF Burlington Stores
2	Coastal Way - Coastal Landing - Project I	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
3	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Combine several small shop spaces for a 19K SF Planet Fitness
Projects Stabilized During the Six Months Ended June 30, 2024
4	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
5	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and a 9K SF Five Below
6	Speedway Super Center	Indianapolis-Carmel-Greenwood, IN	Combine adjacent small shop spaces for an 11K SF pOpshelf
7	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble
8	Northshore - Project I	Houston-Pasadena-The Woodlands, TX	Combine adjacent small shop spaces for a 12K SF specialty medical use
9	Windvale Center	Houston-Pasadena-The Woodlands, TX	Remerchandise former Randall's and adjacent spaces with a 64K SF Tesla showroom and service center

Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Stabilized	9	$29,500	12%

(1) As a result of expanded project scope, Barn Plaza was moved to in process redevelopment.
(2) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2024
1	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of former outparcel and construction of a 2K SF Chase Bank	Dec-25	$100	$100	81%
	In Process Projects
2	Bedford Grove	Manchester-Nashua, NH	Construction of a 7K SF Evviva Trattoria endcap	Dec-24	800	700	14%
3	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Dec-24	4,900	4,600	9%
4	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Construction of a 4K SF Aspen Dental	Dec-24	1,800	1,600	10%
5	Panama City Square	Panama City-Panama City Beach, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25	1,800	1,500	8%
6	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Jun-25	500	450	54%
7	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Jun-25	4,900	1,300	10%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$14,800	$10,250	12%

				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended September 30, 2024
1	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Sep-24		$1,650	10%
2	Brunswick Town Center	Cleveland, OH	Construction of an 8K SF multi-tenant outparcel, including a 4K SF First Watch and a 4K SF Mission BBQ	Sep-24		3,550	9%
	Projects Stabilized During The Six Months Ended June 30, 2024
3	Springdale	Mobile, AL	Construction of a 1K SF Seven Brew	Jun-24		100	78%
4	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Jun-24		550	8%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,850	10%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 20

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2024
1	Barn Plaza (2)		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble; demolition of 5K SF to accommodate construction of an 8K SF multi-tenant outparcel including a 4K SF First Watch, a 2K SF Chipotle, and additional retailers; and shopping center upgrades including facade renovations and common area enhancements	42	Dec-25	$14,400	$8,700	8%
2	Hillcrest Market Place		Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including facade, landscaping, and common area enhancements	38	Mar-26	5,000	600	10%
	In Process Projects
3	Vail Ranch Center		Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-24	10,750	9,550	9%
4	Pointe Orlando - Phase I		Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sports & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-24	41,250	32,050	8%
5	East Port Plaza		Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Dec-24	7,150	4,150	8%
6	Roosevelt Mall		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and reconfiguration of center to accommodate addition of a 24K SF Sprouts Farmers Market and a 10K SF JD Sports; construction of several outparcels including a 3K SF Raising Cane's and a 2K SF Panda Express; and shopping center upgrades including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Dec-24	40,900	31,650	7%
7	Middletown Plaza		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Walgreens, Party Fair, and additional junior anchor space with a 14K SF Trader Joe's and additional retailers; and shopping center upgrades including façade and sidewalk renovations, and new landscaping and signage	21	Mar-25	8,900	5,250	9%
8	WaterTower Plaza		Worcester, MA	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	11,200	10,350	10%
9	Puente Hills Town Center		Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Sep-25	4,900	3,550	8%
10	The Davis Collection		Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Sep-25	45,950	18,500	8%
11	College Plaza		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations	25	Sep-25	12,900	8,450	10%
12	Tinley Park Plaza (3)		Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; and shopping center upgrades including façade and roof renovations	22	Dec-25	11,000	11,150	12%
13	Burlington Square I, II & III		Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	7	Dec-25	8,450	750	12%
14	Jones Plaza		Houston-Pasadena-The Woodlands, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Dec-25	2,150	1,850	15%
15	Pointe Orlando - Phase II	1	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including an entry roadway and valet; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	17	Mar-26	37,900	10,200	11%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 21

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Preston Park Village		Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Mar-26	35,050	23,000	8%
17	Wynnewood Village - Phase IV (4)	1	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; reconfiguration to accommodate new retailers including a 20K SF junior anchor; construction of two multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Jun-26	52,400	13,300	9%
18	Westridge Court / Block 59		Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza through the construction of multiple outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-26	53,200	11,850	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$403,450	$204,900	9%

					Property	Stabilization		Net Project	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2024
1	Westminster City Center		Denver-Aurora-Centennial, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and a 14K SF Trader Joe's; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Sep-24		$15,900	8%

	Projects Stabilized During The Six Months Ended June 30, 2024
2	Dalewood I, II & III Shopping Center		New York-Newark-Jersey City, NY-NJ	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 6K SF J.Crew, and a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24		8,050	14%
3	Plymouth Square Shopping Center (6)	1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including a 19K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, a 7K SF Rally House, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24		22,300	7%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$46,250	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) As a result of expanded project scope, Barn Plaza was moved from anchor space repositioning.
(3) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $2.7M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(6) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description
MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
3	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
4	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
5	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
6	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
7	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
8	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential multi-family and/or medical office component
9	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site
MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Arvada Plaza	Denver-Aurora-Centennial, CO	Redevelopment and repositioning of shopping center
4	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
5	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
6	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	East Port Plaza (1)	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
8	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
9	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
10	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
11	Vineyards at Chateau Elan (1)	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
12	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
13	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
14	London Marketplace	Corbin, KY	Redevelopment and expansion of existing anchor space
15	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment of existing anchor space, inline shop space and outparcel development
16	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
17	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
18	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
19	Harpers Station	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers
20	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
21	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
22	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
23	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
24	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
25	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Redevelopment and repositioning of shopping center
26	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
27	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
28	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
29	Braesgate	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
30	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
31	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification
32	Maplewood	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
33	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended September 30, 2024.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2023.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 23

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2024

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		9/30/24	6/30/24	3/31/24	12/31/23	9/30/23

Number of properties		360	360	359	362	364
GLA		63,445,487	63,750,978	63,870,524	64,460,825	64,827,439
Percent billed		91.9%	91.4%	90.6%	90.6%	90.0%
Percent leased		95.6%	95.4%	95.1%	94.7%	93.9%
TOTAL ≥ 10,000 SF		97.7%	97.5%	97.3%	96.8%	95.7%
TOTAL < 10,000 SF		91.1%	90.8%	90.5%	90.3%	89.8%
ABR		$994,562	$987,681	$978,178	$968,949	$958,128
ABR PSF		$17.44	$17.26	$17.12	$16.88	$16.77

PORTFOLIO BY UNIT SIZE AS OF 9/30/24
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	393	22,261,057	35.1%	95.2%	98.5%	$221,438	22.3%	$11.50
20,000 - 34,999 SF	481	12,533,197	19.7%	92.9%	96.2%	149,800	15.1%	12.55
10,000 - 19,999 SF	603	8,242,531	13.0%	93.7%	97.6%	127,228	12.8%	16.18
5,000 - 9,999 SF	1,094	7,564,226	11.9%	87.9%	92.1%	146,251	14.7%	21.80
< 5,000 SF	5,964	12,844,476	20.3%	86.4%	90.6%	349,845	35.1%	31.10
TOTAL	8,535	63,445,487	100.0%	91.9%	95.6%	$994,562	100.0%	$17.44

TOTAL ≥ 10,000 SF	1,477	43,036,785	67.8%	94.2%	97.7%	$498,466	50.2%	$12.76
TOTAL < 10,000 SF	7,058	20,408,702	32.2%	87.0%	91.1%	496,096	49.8%	27.63

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 25

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$310,813	33%
Grocery	139,644	14%
General merchandise (discount / dollar)	30,660	3%
Pet	27,968	3%
Medical (essential)	27,479	3%
Financial services	26,117	3%
Home improvement	15,255	2%
Mail / shipping and other services	15,000	2%
Auto	11,122	1%
Other essential	9,135	1%
Pharmacy	8,433	1%

OTHER	$683,749	67%
Restaurants	168,308	17%
Other personal services	75,278	8%
Off-price apparel	65,442	6%
Fitness / sports	60,704	6%
Value apparel, shoes, accessories	49,608	5%
General merchandise (department, gift, etc.)	43,612	4%
Home décor	41,430	4%
Other retail	40,895	4%
Other medical	31,037	3%
Electronics & appliance	24,257	2%
Entertainment	23,893	2%
Health & beauty	20,538	2%
Hobby & crafts	17,151	2%
Other professional services	11,641	1%
Liquor	9,955	1%

TOTAL	$994,562	100%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 26

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	90	2,611,217	4.1%	$33,059	3.3%	$12.66
2	The Kroger Co. (3)	44	2,994,662	4.7%	22,834	2.3%	7.62
3	Burlington Stores, Inc.	40	1,663,459	2.6%	19,842	2.0%	11.93
4	Dollar Tree Stores, Inc. (4)	119	1,365,075	2.2%	16,513	1.7%	12.10
5	Publix Super Markets, Inc.	31	1,433,291	2.3%	14,597	1.5%	10.18
6	Ross Stores, Inc (5)	44	1,124,164	1.8%	14,227	1.4%	12.66
7	Five Below, Inc.	64	614,634	1.0%	12,395	1.2%	20.17
8	L.A Fitness International, LLC (6)	15	606,956	1.0%	11,737	1.2%	19.34
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	17	608,939	1.0%	10,876	1.1%	17.86
10	PetSmart, Inc.	27	587,566	0.9%	10,093	1.0%	17.18

		491	13,609,963	21.6%	166,173	16.7%	12.21

11	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,877	1.0%	13.17
12	Ulta Beauty, Inc.	36	394,731	0.6%	9,675	1.0%	24.51
13	Ahold Delhaize (8)	16	864,919	1.4%	9,647	1.0%	11.15
14	Kohl's Corporation	14	1,051,137	1.7%	8,819	0.9%	8.39
15	PETCO Animal Supplies, Inc.	35	479,951	0.8%	8,630	0.9%	17.98
16	Big Lots, Inc.	27	908,492	1.4%	6,695	0.7%	7.37
17	The Michaels Companies, Inc.	21	472,884	0.7%	6,282	0.6%	13.28
18	ALDI (9)	19	591,359	0.9%	5,554	0.6%	9.39
19	Sprouts Farmers Market, Inc.	8	224,086	0.4%	5,198	0.5%	23.20
20	Party City Holdco Inc.	23	340,834	0.5%	5,150	0.5%	15.11

		704	19,688,558	31.2%	241,700	24.4%	12.28

21	JP Morgan Chase & Co.	26	99,464	0.2%	5,039	0.5%	50.66
22	JOANN Stores, Inc.	19	398,614	0.6%	5,017	0.5%	12.59
23	Barnes & Noble, Inc.	14	297,565	0.5%	4,976	0.5%	16.72
24	Harbor Freight Tools	23	409,595	0.6%	4,821	0.5%	11.77
25	CVS Health	14	218,744	0.3%	4,710	0.5%	21.53
26	Staples, Inc.	17	341,969	0.5%	4,670	0.5%	13.66
27	Gap, Inc. (10)	14	233,319	0.4%	4,551	0.5%	19.51
28	Best Buy Co., Inc. (11)	9	346,681	0.5%	4,460	0.4%	12.86
29	Hobby Lobby Stores, Inc.	11	604,732	1.0%	4,348	0.4%	7.19
30	Bath & Body Works, Inc.	43	181,083	0.3%	4,313	0.4%	23.82
31	Chipotle Mexican Grill, Inc.	33	82,205	0.1%	4,129	0.4%	50.23
32	National Vision, Inc. (12)	38	139,083	0.2%	4,096	0.4%	29.45
33	DICK's Sporting Goods, Inc. (13)	9	305,476	0.5%	3,896	0.4%	12.75
34	Starbucks Corporation	37	70,918	0.1%	3,892	0.4%	54.88
35	Trader Joe's Company, Inc.	11	143,797	0.2%	3,883	0.4%	27.00
36	Bank of America, NA	26	87,863	0.1%	3,801	0.4%	43.26
37	JD Sports Fashion Plc (14)	31	191,585	0.3%	3,800	0.4%	19.83
38	Designer Brands, Inc. (DSW)	12	232,077	0.4%	3,735	0.4%	16.09
39	AMC Entertainment	4	200,955	0.3%	3,731	0.4%	18.57
40	Office Depot, Inc. (15)	13	276,461	0.4%	3,533	0.4%	12.78

	TOTAL TOP 40 RETAILERS	1,108	24,550,744	38.7%	$327,101	33.1%	$13.32

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(5) Includes Ross Dress for Less-39 and dd's Discounts-5.				(10) Includes Old Navy-12 and Gap Factory-2.
all franchise locations.		(6) Includes LA Fitness-7, Esporta Fitness-5, XSport Fitness-2, and City Sports Club-1.				(11) Includes Best Buy-8 and Yardbird-1.
(2) Includes T.J. Maxx-31, Marshalls-25, HomeGoods-21, Sierra Trading Post-5,		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(12) Includes America's Best Contacts & Eyeglasses-36 and Eyeglass World-2.
Marshalls/HomeGoods-4, HomeSense-2, and T.J. Maxx/HomeGoods-2.		Shop & Save Market-1, and Star Market-1.				(13) Includes Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Food 4 Less-1, Harris Teeter-1,		(8) Includes Giant Food-6, Super Stop & Shop-5, Food Lion-2, Bottom Dollar Food-1,				and DICK'S Sporting Goods-2.
Pay Less-1, and Pick 'N Save-1.		ShopRite (sublease)-1, and non-grocer (sublease)-1.				(14) Includes Hibbett-18, JD Sports-5, City Gear-4, and DTLR-4.
(4) Includes Dollar Tree-109 and Family Dollar-10.		(9) Includes ALDI-13 and Winn-Dixie-6.				(15) Includes Office Depot-9 and OfficeMax-4.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 27

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/24	316	2,073,869	$36,141	$17.43	$3.05	$2.08	6.7	248	1,731,207	$16.52	$14.25	15.9%
Three months ended 6/30/24	383	2,343,546	43,608	18.61	3.72	2.28	6.5	317	1,919,675	18.57	15.52	19.7%
Three months ended 3/31/24	351	2,626,599	44,206	16.83	3.43	1.73	6.4	287	2,144,714	16.32	14.30	14.1%
Three months ended 12/31/23	402	2,679,220	46,347	17.30	5.29	2.46	6.7	315	2,218,623	16.63	14.38	15.6%
TOTAL - TWELVE MONTHS ENDED 9/30/24	1,452	9,723,234	$170,302	$17.51	$3.93	$2.14	6.6	1,167	8,014,219	$16.99	$14.60	16.4%

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/24	263	1,123,202	$25,815	$22.98	$5.64	$3.84	8.1	195	780,540	$23.42	$19.23	21.8%
Three months ended 6/30/24	328	1,434,942	30,733	21.42	6.07	3.72	7.3	262	1,011,071	22.52	17.63	27.7%
Three months ended 3/31/24	294	1,322,079	29,944	22.65	6.81	3.44	7.7	230	840,194	24.68	20.65	19.5%
Three months ended 12/31/23	357	1,739,188	36,717	21.11	8.15	3.78	7.6	270	1,278,591	21.32	17.82	19.6%
TOTAL - TWELVE MONTHS ENDED 9/30/24	1,242	5,619,411	$123,209	$21.93	$6.80	$3.70	7.6	957	3,910,396	$22.77	$18.66	22.0%

NEW LEASES
Three months ended 9/30/24	110	561,826	$12,739	$22.67	$8.88	$7.68	10.3	43	223,076	$23.64	$17.93	31.8%
Three months ended 6/30/24	133	603,593	14,376	23.82	13.36	8.67	9.3	69	310,779	24.11	16.05	50.2%
Three months ended 3/31/24	117	709,164	15,152	21.37	10.73	6.31	9.8	54	230,991	26.08	18.67	39.7%
Three months ended 12/31/23	150	798,868	16,772	20.99	15.43	8.14	9.6	65	387,876	20.49	14.91	37.4%
TOTAL - TWELVE MONTHS ENDED 9/30/24	510	2,673,451	$59,039	$22.08	$12.34	$7.68	9.7	231	1,152,722	$23.19	$16.56	40.0%

RENEWAL LEASES
Three months ended 9/30/24	153	561,376	$13,076	$23.29	$2.39	$—	5.8	152	557,464	$23.33	$19.75	18.1%
Three months ended 6/30/24	195	831,349	16,357	19.68	0.77	0.12	6.0	193	700,292	21.81	18.34	18.9%
Three months ended 3/31/24	177	612,915	14,792	24.13	2.28	0.12	5.2	176	609,203	24.15	21.40	12.9%
Three months ended 12/31/23	207	940,320	19,945	21.21	1.97	0.08	5.9	205	890,715	21.68	19.08	13.6%
TOTAL - TWELVE MONTHS ENDED 9/30/24	732	2,945,960	$64,170	$21.78	$1.78	$0.08	5.7	726	2,757,674	$22.59	$19.54	15.6%

OPTION LEASES
Three months ended 9/30/24	53	950,667	$10,326	$10.86	$—	$—	5.0	53	950,667	$10.86	$10.16	6.9%
Three months ended 6/30/24	55	908,604	12,875	14.17	—	—	5.2	55	908,604	14.17	13.16	7.7%
Three months ended 3/31/24	57	1,304,520	14,262	10.93	—	—	5.1	57	1,304,520	10.93	10.21	7.1%
Three months ended 12/31/23	45	940,032	9,630	10.24	—	—	5.0	45	940,032	10.24	9.71	5.5%
TOTAL - TWELVE MONTHS ENDED 9/30/24	210	4,103,823	$47,093	$11.48	$—	$—	5.1	210	4,103,823	$11.48	$10.74	6.9%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 9/30/24						Twelve Months Ended 9/30/24
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	16%	1,381,222	67%	44%	$11.49	14.1%	15%	6,380,868	66%	44%	$11.84	14.5%
New & Renewal Leases Only	10%	540,631	48%	33%	15.69	26.6%	9%	2,730,251	49%	32%	14.44	28.5%
New Leases	11%	285,865	51%	33%	14.69	44.8%	12%	1,428,119	53%	37%	15.41	52.6%
Renewal Leases	9%	254,766	45%	33%	16.80	20.3%	7%	1,302,132	44%	27%	13.39	16.5%
Option Leases	47%	840,591	88%	72%	8.79	5.5%	48%	3,650,617	89%	77%	9.90	6.1%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	84%	692,647	33%	56%	$29.26	17.6%	85%	3,342,366	34%	56%	$28.34	17.9%
New & Renewal Leases Only	90%	582,571	52%	67%	29.75	19.5%	91%	2,889,160	51%	68%	28.99	19.6%
New Leases	89%	275,961	49%	67%	30.94	26.1%	88%	1,245,332	47%	63%	29.74	33.3%
Renewal Leases	91%	306,610	55%	67%	28.68	17.1%	93%	1,643,828	56%	73%	28.43	15.4%
Option Leases	53%	110,076	12%	28%	26.65	10.2%	52%	453,206	11%	23%	24.18	9.3%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 28

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	9/30/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
NEW LEASES
Weighted average over lease term:
Base rent	$24.07	$25.13	$25.87	$22.96	$22.94	$25.00
Tenant improvements and allowances	(1.46)	(1.14)	(1.63)	(1.22)	(1.76)	(1.61)
Third-party leasing commissions	(0.77)	(0.76)	(0.88)	(0.65)	(0.82)	(0.75)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	21.84	23.23	23.36	21.09	20.36	22.64
Tenant specific landlord work (1)	(2.42)	(1.91)	(2.15)	(2.67)	(2.77)	(2.38)
NET EFFECTIVE RENT	$19.42	$21.32	$21.21	$18.42	$17.59	$20.26
Net effective rent before tenant specific landlord work /
base rent	91%	92%	90%	92%	89%	91%
Net effective rent / base rent	81%	85%	82%	80%	77%	81%
Weighted average term (years)	9.7	10.3	9.3	9.8	9.6	10.6

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	35%	33%	33%	46%	28%	39%
< 10,000 SF	65%	67%	67%	54%	72%	61%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 9/30/2024	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	67	1,736,104	$27,263	$15.70
< 10,000 SF	295	948,450	32,115	33.86
TOTAL	362	2,684,554	$59,378	$22.12

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2024 (remaining)	2025	2026+	Total
Projected Lease Commencements	$17,857	$36,473	$5,048	$59,378

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 420 basis points of total portfolio GLA ($59.4M in ABR), 50 basis points ($7.8M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 29

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	197	548,082	0.9%	0.9%	$17.08	$17.08	9	128,139	0.3%	0.3%	$10.39	$10.39	188	419,943	2.3%	1.6%	$19.13	$19.13
2024	130	636,118	1.0%	1.0%	15.53	15.53	18	366,988	0.9%	0.8%	11.33	11.33	112	269,130	1.4%	1.2%	21.25	21.25
2025	1,023	6,440,827	10.6%	9.3%	14.36	14.40	147	4,065,713	9.7%	8.3%	10.13	10.16	876	2,375,114	12.8%	10.3%	21.60	21.67
2026	1,019	6,959,404	11.5%	11.4%	16.25	16.45	160	4,679,802	11.1%	10.7%	11.36	11.40	859	2,279,602	12.3%	12.1%	26.28	26.82
2027	1,103	8,483,544	14.0%	13.4%	15.68	16.07	191	5,896,989	14.0%	13.5%	11.42	11.52	912	2,586,555	13.9%	13.2%	25.39	26.44
2028	971	6,856,339	11.3%	11.8%	17.11	17.70	166	4,667,746	11.1%	11.3%	12.10	12.18	805	2,188,593	11.8%	12.3%	27.78	29.47
2029	941	8,511,992	14.0%	13.0%	15.18	15.98	197	6,376,265	15.2%	14.3%	11.19	11.44	744	2,135,727	11.5%	11.7%	27.10	29.53
2030	519	5,124,883	8.5%	7.7%	15.02	16.48	124	3,837,230	9.1%	8.3%	10.84	11.58	395	1,287,653	6.9%	7.1%	27.47	31.09
2031	330	2,740,769	4.5%	4.7%	16.88	18.90	67	1,885,128	4.5%	4.8%	12.76	13.89	263	855,641	4.6%	4.5%	25.95	29.93
2032	354	2,703,519	4.5%	4.8%	17.87	20.01	61	1,794,395	4.3%	4.3%	12.07	13.03	293	909,124	4.8%	5.4%	29.32	33.77
2033	413	3,195,368	5.3%	6.0%	18.58	21.17	86	2,088,249	5.0%	5.6%	13.11	14.43	327	1,107,119	6.0%	6.4%	28.89	33.88
2034+	835	8,429,566	13.9%	16.0%	18.90	22.34	211	6,241,556	14.8%	17.8%	14.22	16.21	624	2,188,010	11.7%	14.2%	32.25	39.84

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	197	548,082	0.9%	0.9%	$17.08	$17.08	9	128,139	0.3%	0.3%	$10.39	$10.39	188	419,943	2.3%	1.6%	$19.13	$19.13
2024	117	457,796	0.8%	0.7%	15.84	15.84	13	212,447	0.5%	0.5%	10.69	10.69	104	245,349	1.3%	1.0%	20.31	20.31
2025	794	3,466,329	5.7%	5.3%	15.11	15.18	66	1,600,762	3.8%	2.6%	8.11	8.17	728	1,865,567	10.0%	7.9%	21.11	21.18
2026	688	2,510,176	4.1%	5.1%	20.16	20.60	43	984,043	2.3%	2.3%	11.50	11.64	645	1,526,133	8.2%	7.9%	25.74	26.39
2027	732	2,832,257	4.7%	5.9%	20.84	21.74	55	1,165,156	2.8%	3.0%	12.95	13.23	677	1,667,101	9.0%	8.9%	26.36	27.69
2028	652	2,363,320	3.9%	5.3%	22.35	23.71	42	893,464	2.1%	2.4%	13.27	13.46	610	1,469,856	7.9%	8.3%	27.87	29.93
2029	575	2,024,445	3.3%	4.4%	21.71	24.07	30	654,680	1.6%	1.5%	11.28	12.61	545	1,369,765	7.4%	7.4%	26.70	29.55
2030	355	1,924,602	3.2%	3.6%	18.39	20.59	39	1,018,372	2.4%	2.5%	12.21	13.29	316	906,230	4.9%	4.6%	25.33	28.78
2031	306	1,718,791	2.8%	3.1%	17.91	20.17	31	938,559	2.2%	2.1%	11.13	12.11	275	780,232	4.2%	4.1%	26.07	29.87
2032	305	1,987,625	3.3%	3.7%	18.35	20.31	52	1,213,650	3.0%	3.1%	12.95	13.96	253	773,975	4.2%	4.2%	26.81	30.26
2033	318	2,060,822	3.4%	3.7%	18.03	20.52	60	1,267,995	3.0%	3.1%	12.25	13.35	258	792,827	4.2%	4.3%	27.28	32.00
2034+	2,796	38,736,166	63.9%	58.3%	14.96	19.28	997	31,950,933	76.0%	76.6%	11.96	15.22	1,799	6,785,233	36.4%	39.8%	29.07	38.36

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 9/30/24				79.5%	85.8%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 30

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		250	43,576,019	91.2%	95.2%	$708,858	$18.12	69.4%	68.7%	71.3%
	CBSAs Ranked 51 - 100 by Population		37	7,173,372	92.4%	96.1%	98,311	15.89	10.3%	11.3%	9.9%
	Other CBSAs		73	12,696,096	93.9%	96.7%	187,393	16.00	20.3%	20.0%	18.8%

	TOTAL		360	63,445,487	91.9%	95.6%	$994,562	$17.44	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	22	4,003,648	92.5%	96.0%	$74,290	$22.29	6.0%	6.3%	7.5%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,246,069	89.9%	92.7%	70,121	23.67	7.4%	5.0%	7.1%
3	Houston-Pasadena-The Woodlands, TX	5	30	4,006,702	92.3%	94.9%	57,150	15.47	8.2%	6.3%	5.7%
4	Chicago-Naperville-Elgin, IL-IN	3	16	3,941,828	84.0%	90.0%	54,844	15.86	4.3%	6.2%	5.5%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,711,255	84.5%	96.3%	52,560	21.24	3.5%	4.3%	5.3%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	94.6%	98.9%	44,686	25.82	3.0%	3.0%	4.5%
7	Atlanta-Sandy Springs-Roswell, GA	7	23	3,304,570	94.5%	95.7%	44,363	14.56	6.3%	5.2%	4.5%
8	Tampa-St. Petersburg-Clearwater, FL	17	11	1,796,844	89.1%	97.7%	30,719	18.14	3.0%	2.8%	3.1%
9	Cincinnati, OH-KY-IN	30	7	1,862,070	93.4%	94.6%	25,614	18.66	1.8%	2.9%	2.6%
10	Naples-Marco Island, FL	135	5	1,068,109	93.5%	99.1%	21,625	20.76	1.3%	1.7%	2.2%
	10 Largest CBSAs by ABR	—	165	27,842,348	90.4%	94.9%	475,972	19.19	44.8%	43.7%	48.0%

11	Orlando-Kissimmee-Sanford, FL	20	5	804,051	91.6%	96.2%	20,183	26.16	1.3%	1.3%	2.0%
12	Denver-Aurora-Centennial, CO	19	6	1,302,140	93.6%	97.8%	19,373	16.34	1.6%	2.1%	1.9%
13	Miami-Fort Lauderdale-West Palm Beach, FL	9	7	1,055,414	94.4%	95.1%	18,228	18.65	1.9%	1.7%	1.8%
14	Detroit-Warren-Dearborn, MI	14	7	1,360,839	92.9%	97.5%	17,411	14.32	1.9%	2.1%	1.8%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	655,343	95.0%	95.3%	16,653	26.84	0.8%	1.0%	1.7%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	82.0%	92.6%	15,370	16.90	2.2%	1.7%	1.5%
17	Charlotte-Concord-Gastonia, NC-SC	22	4	1,301,277	95.6%	97.0%	15,310	13.59	1.1%	2.1%	1.5%
18	Ann Arbor, MI	152	3	823,518	93.3%	95.1%	13,453	17.30	0.8%	1.3%	1.4%
19	Boston-Cambridge-Newton, MA-NH	11	7	862,097	94.0%	95.5%	13,249	16.09	1.9%	1.4%	1.3%
20	San Francisco-Oakland-Fremont, CA	13	2	506,513	94.3%	96.0%	12,084	30.55	0.6%	0.8%	1.2%
	20 Largest CBSAs by ABR	—	217	37,600,266	91.0%	95.2%	637,286	18.96	58.9%	59.2%	64.1%

21	Vallejo, CA	120	1	519,266	91.2%	100.0%	12,035	23.37	0.3%	0.8%	1.2%
22	North Port-Bradenton-Sarasota, FL	62	5	737,243	98.5%	99.5%	11,465	15.78	1.4%	1.2%	1.2%
23	Port St. Lucie, FL	106	5	692,612	90.9%	94.8%	11,188	17.21	1.4%	1.1%	1.1%
24	Binghamton, NY	202	4	751,541	93.8%	96.8%	11,047	15.19	1.1%	1.2%	1.1%
25	Riverside-San Bernardino-Ontario, CA	12	4	501,668	90.7%	98.6%	10,734	24.88	1.1%	0.8%	1.1%
26	Nashville-Davidson--Murfreesboro--Franklin, TN	35	4	797,885	97.1%	97.2%	10,679	13.82	1.1%	1.3%	1.1%
27	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	95.3%	97.8%	10,672	14.44	0.8%	1.3%	1.1%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Memphis, TN-MS-AR	45	1	649,252	95.5%	95.5%	9,808	16.66	0.3%	1.0%	1.0%
29	Cleveland, OH	34	3	803,543	91.6%	92.7%	9,795	13.24	0.8%	1.3%	1.0%
30	Jacksonville, FL	38	3	693,762	96.4%	96.8%	8,426	13.09	0.8%	1.1%	0.8%
31	Indianapolis-Carmel-Greenwood, IN	33	2	715,057	93.7%	94.4%	8,357	12.56	0.6%	1.1%	0.8%
32	Hartford-West Hartford-East Hartford, CT	51	3	570,969	86.1%	92.5%	7,928	15.49	0.8%	0.9%	0.8%
33	Louisville/Jefferson County, KY-IN	43	4	699,917	93.2%	93.9%	7,861	12.30	1.1%	1.1%	0.8%
34	Worcester, MA	69	3	516,277	87.9%	97.9%	7,140	16.92	0.8%	0.8%	0.7%
35	Scranton--Wilkes-Barre, PA	100	2	618,795	99.5%	99.5%	6,569	24.22	0.6%	1.0%	0.7%
36	Milwaukee-Waukesha, WI	40	3	520,125	94.0%	97.8%	6,408	12.60	0.8%	0.8%	0.6%
37	Greensboro-High Point, NC	78	1	407,244	100.0%	100.0%	6,368	15.64	0.3%	0.6%	0.6%
38	New Haven, CT	101	4	486,863	91.2%	96.0%	6,343	13.57	1.1%	0.8%	0.6%
39	Wilmington, NC	114	2	379,107	100.0%	100.0%	6,310	16.81	0.6%	0.6%	0.6%
40	College Station-Bryan, TX	179	3	433,728	94.0%	94.7%	6,051	17.76	0.8%	0.7%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	84.5%	96.6%	5,933	19.90	0.6%	0.5%	0.6%
42	Kiryas Joel-Poughkeepsie-Newburgh, NY	84	3	399,379	97.4%	98.7%	5,736	14.79	0.8%	0.6%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,558	90.9%	97.0%	5,611	14.44	0.6%	0.7%	0.6%
44	Atlantic City-Hammonton, NJ	151	2	315,534	97.2%	97.7%	5,400	17.51	0.6%	0.5%	0.5%
45	Spartanburg, SC	142	1	376,624	94.2%	96.9%	5,273	14.77	0.3%	0.6%	0.5%
46	Hilton Head Island-Bluffton-Port Royal, SC	205	3	318,350	84.2%	84.2%	5,083	18.95	0.8%	0.5%	0.5%
47	Cape Coral-Fort Myers, FL	72	1	281,822	98.9%	98.9%	4,865	17.90	0.3%	0.4%	0.5%
48	Manchester-Nashua, NH	128	2	234,324	80.0%	97.7%	4,771	22.43	0.6%	0.4%	0.5%
49	Boulder, CO	163	1	275,919	87.4%	96.1%	4,620	17.43	0.3%	0.4%	0.5%
50	Panama City-Panama City Beach, FL	219	2	403,492	96.2%	99.7%	4,543	11.47	0.6%	0.6%	0.5%
	50 Largest CBSAs by ABR	—	296	53,257,114	91.7%	95.6%	864,305	18.04	81.0%	83.9%	86.9%

51	Raleigh-Cary, NC	41	2	290,947	98.3%	99.0%	4,539	15.89	0.6%	0.5%	0.5%
52	Norwich-New London-Willimantic, CT	177	1	243,511	93.4%	93.4%	4,444	19.99	0.3%	0.4%	0.4%
53	Greenville-Anderson-Greer, SC	57	2	220,723	97.3%	99.4%	4,343	20.27	0.6%	0.3%	0.4%
54	Kansas City, MO-KS	31	3	448,226	92.3%	92.6%	4,244	10.23	0.8%	0.7%	0.4%
55	Dayton-Kettering-Beavercreek, OH	76	1	333,998	85.2%	85.8%	4,111	14.73	0.3%	0.5%	0.4%
56	Bakersfield-Delano, CA	63	1	240,068	95.3%	95.3%	3,774	16.81	0.3%	0.4%	0.4%
57	Mobile, AL	134	1	398,701	84.7%	84.7%	3,726	11.32	0.3%	0.6%	0.4%
58	Winston-Salem, NC	85	2	351,938	85.0%	85.0%	3,712	12.96	0.6%	0.6%	0.4%
59	Greenville, NC	258	1	233,153	90.0%	100.0%	3,643	15.62	0.3%	0.4%	0.4%
60	Springfield, MA	118	2	321,353	96.4%	98.2%	3,574	15.26	0.6%	0.5%	0.4%
61	Virginia Beach-Chesapeake-Norfolk, VA-NC	37	1	150,014	99.8%	99.8%	3,394	22.90	0.3%	0.2%	0.3%
62	Sacramento-Roseville-Folsom, CA	27	1	84,599	15.4%	100.0%	3,183	37.62	0.3%	0.1%	0.3%
63	Columbus, OH	32	2	277,000	89.6%	93.6%	3,011	12.01	0.6%	0.4%	0.3%
64	Pittsfield, MA	336	1	188,444	99.1%	99.1%	2,986	15.99	0.3%	0.3%	0.3%
65	Savannah, GA	126	2	214,679	96.4%	97.9%	2,973	14.15	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Fresno, CA	48	1	200,166	97.1%	97.1%	2,947	15.16	0.3%	0.3%	0.3%
67	Roanoke, VA	165	2	311,149	100.0%	100.0%	2,935	11.63	0.6%	0.5%	0.3%
68	Bridgeport-Stamford-Danbury, CT	59	1	180,507	85.2%	95.9%	2,845	18.50	0.3%	0.3%	0.3%
69	Elkhart-Goshen, IN	230	1	214,067	98.0%	98.0%	2,796	13.33	0.3%	0.3%	0.3%
70	Concord, NH	285	1	196,542	100.0%	100.0%	2,731	14.66	0.3%	0.3%	0.3%
71	Richmond, VA	44	1	143,529	96.8%	99.2%	2,608	18.32	0.3%	0.2%	0.3%
72	Santa Maria-Santa Barbara, CA	122	1	166,696	100.0%	100.0%	2,481	14.88	0.3%	0.3%	0.2%
73	Duluth, MN-WI	176	1	183,105	94.9%	94.9%	2,454	14.12	0.3%	0.3%	0.2%
74	Greeneville, TN	477	1	224,139	99.3%	100.0%	2,299	10.37	0.3%	0.4%	0.2%
75	Flint, MI	137	1	164,632	100.0%	100.0%	2,272	13.89	0.3%	0.3%	0.2%
76	Tucson, AZ	52	1	165,350	74.5%	100.0%	2,263	13.69	0.3%	0.3%	0.2%
77	Rutland, VT	550	1	223,314	98.6%	98.6%	2,261	10.27	0.3%	0.4%	0.2%
78	Columbus, IN	440	1	143,740	98.9%	98.9%	2,252	15.84	0.3%	0.2%	0.2%
79	Manhattan, KS	323	1	214,898	94.9%	98.8%	2,231	16.95	0.3%	0.3%	0.2%
80	Trenton-Princeton, NJ	146	1	149,993	95.7%	100.0%	2,228	14.85	0.3%	0.2%	0.2%
81	Austin-Round Rock-San Marcos, TX	26	1	170,605	96.1%	96.1%	2,211	13.48	0.3%	0.3%	0.2%
82	Portland-South Portland, ME	102	1	287,533	100.0%	100.0%	2,143	17.99	0.3%	0.5%	0.2%
83	Crestview-Fort Walton Beach-Destin, FL	169	1	158,118	98.1%	100.0%	2,058	13.02	0.3%	0.2%	0.2%
84	St. Louis, MO-IL	23	2	208,998	84.4%	84.4%	1,993	11.51	0.6%	0.3%	0.2%
85	Deltona-Daytona Beach-Ormond Beach, FL	83	1	184,379	100.0%	100.0%	1,935	10.49	0.3%	0.3%	0.2%
86	Palm Bay-Melbourne-Titusville, FL	90	1	131,243	96.8%	96.8%	1,935	15.23	0.3%	0.2%	0.2%
87	Ithaca, NY	384	1	204,405	91.3%	91.3%	1,923	10.30	0.3%	0.3%	0.2%
88	Charleston-North Charleston, SC	70	1	174,094	100.0%	100.0%	1,896	11.04	0.3%	0.3%	0.2%
89	Lexington Park, MD	227	1	92,335	100.0%	100.0%	1,863	20.18	0.3%	0.1%	0.2%
90	Murrells Inlet, SC	511	1	120,095	96.4%	98.8%	1,812	15.28	0.3%	0.2%	0.2%
91	Toledo, OH	98	1	298,765	78.0%	81.2%	1,801	13.50	0.3%	0.5%	0.2%
92	Lansing-East Lansing, MI	115	1	160,946	100.0%	100.0%	1,712	10.64	0.3%	0.3%	0.2%
93	Corbin, KY	297	1	166,026	100.0%	100.0%	1,622	9.77	0.3%	0.3%	0.2%
94	Durham-Chapel Hill, NC	94	1	97,226	96.6%	96.6%	1,573	16.75	0.3%	0.2%	0.2%
95	Muskegon-Norton Shores, MI	257	1	104,600	96.2%	96.2%	1,546	15.37	0.3%	0.2%	0.2%
96	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,501	11.37	0.3%	0.2%	0.2%
97	Knoxville, TN	60	1	119,360	80.2%	100.0%	1,447	12.12	0.3%	0.2%	0.1%
98	Corpus Christi, TX	121	1	84,667	72.0%	87.6%	1,269	17.12	0.3%	0.1%	0.1%
99	Modesto, CA	105	1	86,689	100.0%	100.0%	1,252	14.86	0.3%	0.1%	0.1%
100	Dalton, GA	307	1	78,922	100.0%	100.0%	905	12.24	0.3%	0.1%	0.1%
	100 Largest CBSAs by ABR	—	356	63,197,328	91.9%	95.6%	991,962	17.46	98.9%	99.6%	99.7%

	Other CBSAs	—	4	248,159	79.9%	80.4%	2,600	13.02	1.1%	0.4%	0.3%

TOTAL		—	360	63,445,487	91.9%	95.6%	$994,562	$17.44	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 33

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	47	8,007,089	93.6%	97.4%	$137,170	$17.95	13.1%	12.6%	13.8%
2	Texas	48	7,406,957	89.4%	95.3%	119,241	17.67	13.3%	11.7%	12.0%
3	California	28	5,182,105	92.4%	97.9%	115,762	24.39	7.8%	8.2%	11.6%
4	New York	27	3,435,758	94.3%	96.6%	71,400	21.86	7.4%	5.3%	7.1%
5	Pennsylvania	24	4,329,332	92.8%	96.3%	71,073	20.91	6.7%	6.8%	7.1%
6	Illinois	16	3,941,828	84.0%	90.0%	54,844	15.86	4.4%	6.2%	5.5%
7	Georgia	26	3,598,171	94.7%	95.9%	48,241	14.48	7.2%	5.7%	4.9%
8	New Jersey	16	2,821,708	90.8%	92.9%	46,647	18.91	4.4%	4.4%	4.7%
9	North Carolina	13	3,060,892	95.4%	96.8%	41,455	14.76	3.6%	4.8%	4.2%
10	Michigan	14	2,714,064	94.0%	96.8%	37,235	14.83	3.9%	4.3%	3.7%
11	Ohio	13	2,895,737	88.8%	90.7%	35,398	15.75	3.6%	4.6%	3.6%
12	Massachusetts	11	1,646,783	93.0%	97.3%	24,526	17.06	3.1%	2.6%	2.5%
13	Tennessee	7	1,790,636	95.7%	97.1%	24,233	14.24	1.9%	2.8%	2.4%
14	Colorado	7	1,578,059	92.5%	97.5%	23,993	16.54	1.9%	2.5%	2.4%
15	Connecticut	9	1,481,850	88.8%	94.2%	21,560	15.91	2.5%	2.3%	2.2%
16	Kentucky	6	1,545,582	96.2%	96.5%	18,417	13.81	1.7%	2.4%	1.9%
17	South Carolina	8	1,209,886	93.2%	94.7%	18,407	16.29	2.2%	1.9%	1.9%
18	Minnesota	9	1,269,831	83.8%	93.0%	17,824	16.45	2.5%	2.0%	1.8%
19	Indiana	5	1,204,891	95.8%	96.2%	14,906	12.97	1.4%	1.9%	1.5%
20	Virginia	5	737,599	95.6%	99.5%	10,254	15.23	1.4%	1.2%	1.0%
21	New Hampshire	5	672,254	91.1%	97.3%	9,925	15.82	1.4%	1.1%	1.0%
22	Wisconsin	3	520,125	94.0%	97.8%	6,408	12.60	0.8%	0.8%	0.6%
23	Maryland	2	371,986	97.3%	97.3%	6,157	17.56	0.6%	0.6%	0.6%
24	Missouri	4	495,523	90.2%	90.5%	4,726	10.62	1.1%	0.8%	0.5%
25	Kansas	2	376,599	92.2%	94.4%	3,742	13.62	0.6%	0.6%	0.4%
26	Alabama	1	398,701	84.7%	84.7%	3,726	11.32	0.3%	0.6%	0.4%
27	Arizona	1	165,350	74.5%	100.0%	2,263	13.69	0.3%	0.3%	0.2%
28	Vermont	1	223,314	98.6%	98.6%	2,261	10.27	0.3%	0.4%	0.2%
29	Maine	1	287,533	100.0%	100.0%	2,143	17.99	0.3%	0.5%	0.2%
30	West Virginia	1	75,344	54.1%	54.1%	625	15.33	0.3%	0.1%	0.1%

TOTAL		360	63,445,487	91.9%	95.6%	$994,562	$17.44	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 34

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	398,701	84.7%	$3,726	$11.32	Sam's Club*	bealls, Burlington Stores, Conn's Home Plus, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market	Piccadilly
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,263	13.69	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	95.3%	3,774	16.81	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	99.4%	5,095	28.59	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,357	29.07	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,594	24.02	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,105	25.20	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (3)	Davis	CA	Sacramento-Roseville-Folsom, CA	2024	84,599	100.0%	3,183	37.62	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,819	18.45	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	84.1%	3,149	30.04	Major Market, Trader Joe's	—	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	97.1%	2,947	15.16	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,481	14.88	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,252	14.86	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	97.6%	6,436	23.37	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.6%	2,388	20.29	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,847	13.34	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	93.2%	2,644	34.24	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	97.5%	9,440	29.66	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (3)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2024	258,685	98.0%	6,744	26.60	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,777	33.99	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,447	29.71	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	97.5%	11,685	28.02	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	3,994	25.37	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Burlington, Big 5 Sporting Goods
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,899	35.71	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,059	27.29	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,576	14.10	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Regency Theaters	—
27	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	98.6%	4,241	28.59	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,283	24.12	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,511	25.33	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	100.0%	12,035	23.37	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	95,236	100.0%	832	8.74	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	95.1%	7,858	17.53	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,309	13.43	King Soopers (Kroger)	Chuze Fitness, iGen	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

34	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	95.5%	1,999	17.29	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,422	38.94	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	96.1%	4,620	17.43	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,661	100.0%	4,953	15.59	Trader Joe's	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.1%	2,945	29.56	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,095	15.13	PriceRite (Wakefern)	—	The Home Depot
40	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	312,908	90.5%	3,265	12.26	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Hobby Lobby, Lava Island, Namco, Savers, U.S Furniture	Best Buy, The Home Depot
41	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,718	11.80	Price Chopper (Northeast Grocery)	—	—
42	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	100.0%	1,888	18.37	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
43	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	97.0%	860	6.63	—	—	—
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.9%	2,845	18.50	ALDI	Esporta Fitness, Five Below, Marshalls	—
45	Waterbury Plaza	Waterbury	CT	New Haven, CT	2000	177,937	91.3%	2,500	15.39	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
46	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	243,511	93.4%	4,444	19.99	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
47	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,865	17.90	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
48	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	98.9%	6,288	18.98	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
49	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	98.7%	7,870	26.50	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
50	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.4%	4,075	16.86	Publix	Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
51	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	89.7%	2,092	25.78	—	Broward County Library, CVS	—
52	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,935	10.49	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
53	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,058	13.02	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
54	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	938	10.75	Winn-Dixie (ALDI)	Ace Hardware, Family Dollar	—
55	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	95.8%	3,111	10.58	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Party City, Surplus Warehouse	—
56	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,122	21.61	—	Esporta Fitness, La Familia Pawn & Jewelry	—
57	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	2,889	21.64	Walmart Neighborhood Market	Walgreens	—
58	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	184,416	93.2%	1,962	11.60	Publix	City Mattress, Dollar Tree, Staples	—
59	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,139	29.25	Publix	—	—
60	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,234	24.70	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
61	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,801	14.57	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
62	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.2%	6,001	19.93	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
63	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,295	21.65	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
64	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	99.6%	5,389	22.21	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
65	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.7%	1,123	14.32	Publix	—	—
66	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,660	18.86	—	LA Fitness	Target
67	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,264	16.56	Publix	—	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

68	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,410	19.40	Seabra Foods	Office Depot	—
69	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2024	413,887	92.6%	12,727	33.21	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
70	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	862	13.35	Publix	—	—
71	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	91.7%	3,493	23.78	—	Goodwill, Walgreens	—
72	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,539	15.78	Publix	—	—
73	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	100.0%	3,004	10.06	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
74	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,384	15.90	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
75	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	96.6%	1,336	14.53	Winn-Dixie (ALDI)	—	—
76	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	793	13.91	Winn-Dixie (ALDI)	—	—
77	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.5%	924	24.31	SuperTarget*	—	—
78	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	2,964	20.57	Publix	Archwell Health, Harbor Freight Tools	—
79	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,184	100.0%	2,379	14.09	Publix	Big Lots, Crunch Fitness, HomeGoods	—
80	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	96.8%	1,935	15.23	Publix	Home Centric, Planet Fitness	—
81	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,221	14.17	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
82	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	96.9%	4,377	16.70	Publix	Bealls Florida, Burlington Stores, Michaels, Party City, Petco	—
83	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	95.1%	2,479	19.20	Publix	CVS, Dollar Tree	—
84	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,454	9.84	Winn-Dixie (ALDI)	bealls, Big Lots	—
85	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	90.3%	2,529	14.34	Winn-Dixie (ALDI)	Big Lots, Chuck E. Cheese, Crunch Fitness	—
86	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	88.5%	2,113	15.79	Publix	Revive Health & Wellness	—
87	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	92.4%	1,052	10.34	Patel Brothers	Dollar Tree	Walmart
88	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.5%	1,871	20.70	Publix	Phenix Salon Suites	—
89	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.6%	1,469	17.59	—	Dollar Tree, Ross Dress for Less	—
90	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,622	17.98	Publix	Petco, T.J.Maxx, Ulta	—
91	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	132,345	98.8%	1,081	8.27	Winn-Dixie (ALDI)	T.J.Maxx/HomeGoods	—
92	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	97.8%	1,039	9.67	Publix	American Freight	—
93	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	100.0%	4,002	22.82	Publix	JOANN, Planet Fitness	—
94	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	96.1%	4,479	21.93	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
95	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	94.1%	5,147	13.15	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
96	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	580	8.92	Food Depot	Dollar Tree	—
97	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	100.0%	1,363	17.24	Publix	—	—
98	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	854	12.70	Publix	—	—
99	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,400	15.15	Kroger	—	—
100	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	905	12.24	—	America's Thrift Stores, Dollar Tree	—
101	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	100.0%	980	12.59	Publix	—	—
102	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	93.8%	869	19.93	Kroger*	—	—
103	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,779	11.46	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

104	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	78.4%	1,367	11.65	Food Depot	Staples	—
105	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
106	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.7%	1,457	15.21	Publix	—	—
107	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	95.2%	1,660	16.47	Publix	—	—
108	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.0%	2,361	11.12	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
109	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,048	19.06	—	Crunch Fitness	—
110	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	96.3%	1,447	13.29	Kroger	—	—
111	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	95.3%	2,239	16.28	Kroger	—	—
112	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	100.0%	699	10.02	Food Depot	—	—
113	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	94.8%	2,041	20.05	—	Planet Fitness	—
114	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	92.7%	1,106	12.77	—	PGA TOUR Superstore	—
115	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,294	95.5%	3,175	12.07	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
116	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,812	16.23	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
117	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	98.5%	3,370	18.58	Kroger	DaVita Dialysis	—
118	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	135,865	94.2%	1,707	13.34	Walmart Supercenter*	Conn's Home Plus, Harbor Freight Tools, NCG Cinemas	—
119	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,161	11.78	Kroger	—	—
120	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	97.4%	4,001	20.58	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
121	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	92.4%	2,281	16.29	Swadeshi	Harbor Freight Tools, XSport Fitness	Kohl's
122	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,524	12.91	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
123	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,886	15.80	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
124	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	541,651	96.0%	6,558	13.36	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
125	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	78.8%	2,367	11.00	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
126	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,044	14.51	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
127	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	62.9%	1,389	12.87	—	Bear Paddle Swim School, Painted Tree Marketplace	—
128	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	75.4%	1,300	16.16	Sunset Foods	—	—
129	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,259	71.7%	2,758	16.00	—	Altitude Trampoline Park, JOANN, LA Fitness	—
130	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	92.5%	1,752	16.90	Jewel-Osco (Albertsons)	Planet Fitness	—
131	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2024	532,613	88.5%	10,167	23.14	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
132	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	91.7%	4,411	12.40	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
133	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	101,800	89.2%	1,805	19.88	Whole Foods Market (Amazon)	Skechers	—
134	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN	1998	120,292	91.1%	1,608	14.67	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
135	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2024	241,427	96.1%	3,993	17.22	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
136	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	96.2%	1,430	11.39	—	Ollie's Bargain Outlet	—
137	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.9%	2,252	15.84	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
138	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	98.0%	2,796	13.33	Walmart Supercenter*	Burlington Stores, Dollar Tree, JOANN, Ross Dress for Less, Staples	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

139	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	584,626	94.0%	6,927	12.83	Kroger	Aaron's, American Freight, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
140	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,501	11.37	Pay Less (Kroger)	—	—
141	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	88.5%	1,511	10.55	Hy-Vee	—	—
142	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.8%	2,231	16.95	Dillons (Kroger)	JOANN, Marshalls	—
143	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	8,934	16.90	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
144	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,783	10.66	—	Ace Pickleball Club, CVS, Dollar Tree	—
145	London Marketplace	London	KY	Corbin, KY	1994	166,026	100.0%	1,622	9.77	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
146	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,200	12.58	Kroger	Petco	—
147	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	92.4%	1,748	12.64	Kroger	Anytime Fitness	—
148	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,130	13.40	Kroger Marketplace	—	—
149	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	95.3%	2,525	19.27	Roche Bros	T.J.Maxx/HomeGoods	—
150	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	97.9%	1,209	8.79	America's Food Basket	Citi Trends, Crunch Fitness	—
151	Burlington Square I, II & III (3)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2024	79,698	95.1%	2,646	34.91	—	Golf Galaxy, Staples	Duluth Trading Co.
152	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	98.5%	1,879	13.99	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
153	WaterTower Plaza (3)	Leominster	MA	Worcester, MA	2024	285,714	100.0%	4,310	15.52	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
154	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	72.5%	299	16.16	Hannaford Bros.*	—	Walmart
155	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	80,195	97.5%	1,634	20.89	Stop And Compare	Crunch Fitness	—
156	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,812	16.32	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
157	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,986	15.99	Market 32 (Northeast Grocery)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
158	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,358	97.8%	1,695	16.98	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
159	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.2%	2,531	20.11	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
160	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,863	20.18	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
161	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,651	96.4%	4,294	16.62	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
162	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	100.0%	2,143	17.99	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
163	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.9%	7,253	19.86	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Skechers, Ulta	—
164	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,220	98.6%	5,178	17.66	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
165	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	91.3%	977	12.53	Busch’s Fresh Food Market	Ace Hardware	—
166	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,030	12.09	—	Ollie's Bargain Outlet, True Value	—
167	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,272	13.89	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
168	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming-Kentwood, MI	1983	99,529	92.6%	841	9.12	D&W Fresh Market (SpartanNash)	—	—
169	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,712	10.64	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
170	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	96.2%	1,546	15.37	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
171	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.2%	3,701	12.78	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

172	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,378	97.4%	7,212	20.85	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
173	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,311	12.88	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
174	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,160	7.49	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
175	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,192	100.0%	2,020	12.61	—	Crunch Fitness, Party City, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
176	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,022	8.58	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness	—
177	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,595	21.09	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
178	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,347	15.21	Cub Foods (United Natural Foods Inc.)	—	—
179	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	94.9%	2,454	14.12	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
180	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.6%	2,074	24.66	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
181	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.5%	2,480	12.68	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
182	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,133	19.87	ALDI, Cub Foods*	Dollar Tree	—
183	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	2,061	17.36	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
184	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	80.8%	2,545	15.03	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
185	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,135	15.53	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
186	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	78.7%	1,514	14.43	ALDI	Chuck E. Cheese, Michaels, Party City, Petco	—
187	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,548	9.71	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
188	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	90.1%	1,185	10.53	Price Chopper (Associated Wholesale)	—	—
189	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	479	7.01	Schnucks	—	—
190	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
191	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	94.6%	4,713	17.45	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
192	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	98.4%	2,136	9.00	Patel Brothers	Big Air Trampoline, Big Lots, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
193	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	98.4%	2,833	15.63	LIDL	Boot Barn, Harbor Freight Tools, PetSmart	Target, The Home Depot
194	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	96.5%	4,142	14.99	Walmart Supercenter*	bealls, Best Buy, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
195	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,368	15.64	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
196	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,643	15.62	Harris Teeter (Kroger)	Barnes & Noble, Petco, HomeGoods, Shoe Carnival, T.J.Maxx	Target
197	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	96.6%	1,573	16.75	—	Person County Health & Human Services	—
198	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,319	12.61	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
199	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	100.0%	2,278	16.28	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
200	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,032	17.13	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
201	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	82.5%	2,798	12.85	Compare Foods	Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
202	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	914	13.33	CHEF'STORE (US Foods)	Mattress Firm	—
203	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	97.3%	2,178	22.96	—	Boston Interiors, Planet Fitness	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

204	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,731	14.66	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
205	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	98.0%	2,593	22.01	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
206	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	90.7%	788	9.69	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
207	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	96.9%	1,635	11.11	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
208	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	245,984	95.7%	2,305	9.79	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
209	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	99.6%	5,102	24.93	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
210	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
211	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	97.7%	3,575	15.99	LIDL	Big Lots, Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
212	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,228	14.85	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
213	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	1,813	14.25	Super Stop & Shop (Ahold Delhaize)	—	—
214	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.7%	7,662	23.71	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
215	Middletown Plaza (3)	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,532	97.8%	4,222	21.43	Trader Joe's	At Home, Petco, Retro Fitness	—
216	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.5%	1,359	31.59	ShopRite	—	—
217	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	81.9%	4,188	20.10	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
218	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	34.2%	1,149	21.07	—	—	—
219	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	98.2%	1,812	13.53	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
220	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,588	20.57	ShopRite (Village Supermarket)	Staples	—
221	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ	1965	36,209	100.0%	710	19.61	ShopRite (Village Supermarket)	—	—
222	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	98.8%	1,575	18.16	Uncle Giuseppe's*	Dollar Tree, Jersey Strong	—
223	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,894	18.01	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
224	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,749	96.0%	2,951	34.24	ALDI	T.J.Maxx	—
225	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	90.9%	1,823	24.39	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
226	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	91.3%	2,117	29.94	Stop & Shop*	—	Walgreens
227	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	98.9%	1,246	29.57	Wild by Nature Market (King Kullen)	—	—
228	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,435	20.35	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
229	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2024	196,148	91.1%	6,252	35.80	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
230	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	—	—
231	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	91.3%	1,923	10.30	ALDI	Big Lots, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
232	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	97.8%	1,676	23.74	Key Food Marketplace	T.J.Maxx	—
233	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	679	39.94	Trader Joe's	—	—
234	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,584	25.59	KolSave Market*	Dollar Tree, Planet Fitness	—
235	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,518	41.62	North Shore Farms	CVS	—
236	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	93.3%	3,475	17.48	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
237	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	209,910	97.5%	2,219	11.18	—	Ashley Homestore, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

238	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	100.0%	2,087	17.11	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
239	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2006	251,589	98.5%	5,858	25.44	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Decor Home Furniture, Jembro, Marshalls, Ulta	—
240	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	98.3%	1,575	40.30	—	—	—
241	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	94.2%	3,399	27.77	—	Dollar Tree, HomeGoods	—
242	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	100.0%	2,152	21.71	Fine Fare	CVS, T.J.Maxx	—
243	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,089	100.0%	3,153	26.26	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
244	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,298	29.41	—	HomeGoods	—
245	College Plaza (3)	Selden	NY	New York-Newark-Jersey City, NY-NJ	2024	188,738	100.0%	4,543	26.31	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
246	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.0%	2,143	13.61	—	Dollar Tree, Staples	—
247	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,451	11.83	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
248	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,656	17.94	—	HomeGoods, Michaels, Old Navy	—
249	Town Square (2)	Vestal	NY	Binghamton, NY	1991	291,346	92.9%	4,797	17.73	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
250	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	95.8%	2,960	34.91	H-Mart	—	—
251	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	97.0%	2,536	17.92	Giant Eagle	—	The Home Depot
252	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	100.0%	2,964	19.21	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
253	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	99.3%	1,634	9.91	Kroger	Pet Supplies Plus, Salvation Army	—
254	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,551	80.3%	3,478	17.09	Fresh Thyme Farmers Market (Meijer)	HomeGoods, Painted Tree Marketplace, T.J.Maxx	—
255	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,883	84.0%	4,638	23.71	—	Dollar Tree, Michaels, Old Navy, PetSmart, T.J.Maxx, Ulta	Target
256	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,349	38.38	Kroger	—	—
257	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	96.1%	1,544	11.09	Kroger	Dollar Tree, Planet Fitness	—
258	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	90.8%	1,467	13.15	Kroger	—	—
259	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	85.8%	4,111	14.73	Health Foods Unlimited	Burlington Stores, JOANN, Party City, PetSmart, Value City Furniture	—
260	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	582,492	90.7%	6,029	11.41	Giant Eagle, Marc's, BJ's Wholesale Club*	Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt, UFC Gym	—
261	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,230	17.57	—	Ollie's Bargain Outlet, Sears Outlet	—
262	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,617	28.81	Kroger	Advance Auto Parts, Rainbow Shops	—
263	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	81.2%	1,801	13.50	Kroger	Big Lots, Crunch Fitness, Dollar General, Harbor Freight Tools	—
264	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,901	20.92	Giant Food (Ahold Delhaize)	CVS	—
265	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	86.7%	322	37.52	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
266	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	96.6%	4,232	14.14	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Staples	—
267	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	99.1%	3,143	12.47	—	Ollie's Bargain Outlet, Planet Fitness	—
268	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	317	11.57	—	—	—
269	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,872	21.10	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
270	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	91.4%	1,840	19.93	Kimberton Whole Foods	—	—
271	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,709	89.5%	4,905	23.34	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
272	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,239	29.31	Giant Food (Ahold Delhaize)	—	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

273	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	95.3%	617	14.36	Hung Vuong Food Market*	—	—
274	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.9%	3,830	19.59	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
275	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	238,793	80.9%	4,267	22.09	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
276	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.6%	1,487	20.45	—	Ross Dress for Less	—
277	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,138	20.78	Weis Markets*	DaVita Dialysis	—
278	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,909	98.9%	8,379	38.77	McCaffrey's	Ulta	—
279	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	97.9%	3,049	29.29	—	Target	—
280	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	588,789	97.8%	10,469	40.25	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
281	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,681	9.51	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
282	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,760	11.96	ALDI	Big Lots, Dollar Tree, Five Below, Planet Fitness	—
283	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	473	11.34	Fresh Grocer*	—	—
284	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,062	18.58	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
285	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	812	13.98	Giant Food (Ahold Delhaize)	—	—
286	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,539	11.76	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
287	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,739	36.18	Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Party City, Pet Supplies Plus	—
288	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.2%	3,052	18.47	Kroger	—	—
289	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	98.5%	1,686	20.25	Lowes Foods (Alex Lee)	—	—
290	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2000	65,313	27.8%	442	24.34	—	—	—
291	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,589	18.74	The Fresh Market	—	—
292	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,896	11.04	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
293	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,095	98.8%	1,812	15.28	Publix	Petco, T.J.Maxx, Ulta	—
294	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,657	20.28	—	Petco, Ross Dress for Less, T.J.Maxx	Target
295	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2024	376,624	96.9%	5,273	14.77	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
296	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	3,616	13.79	ALDI	At Home, Big Lots, HomeGoods	—
297	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	96.1%	4,434	13.93	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
298	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,299	10.37	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	—
299	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,447	12.12	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
300	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,808	16.66	—	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
301	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	95.8%	1,547	14.15	Kroger	—	—
302	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,082	13.10	Kroger	—	Walgreens
303	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	96.1%	2,211	13.48	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
304	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	97.8%	1,696	18.07	—	Goodwill, Sky Zone	—
305	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	100.0%	740	10.33	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
306	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	946	8.11	—	AlphaGraphics	—
307	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.5%	3,552	20.72	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
308	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,553	29.50	Kroger	CVS	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

309	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	87.6%	1,269	17.12	—	Crunch Fitness, Five Below	—
310	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,422	26.67	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
311	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,363	20.57	—	EōS Fitness	—
312	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	816	12.05	—	Canales	—
313	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	525	11.54	—	Big Lots	—
314	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,275	13.58	El Rio Grande Latin Market	Family Dollar	—
315	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2024	574,143	95.6%	8,508	19.93	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
316	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	96.9%	1,205	10.52	Food Town	bealls, Walgreens	—
317	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	2,886	16.92	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
318	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	98.5%	4,439	22.81	Tom Thumb (Albertsons)	DSW, Ulta	—
319	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	788,584	99.8%	18,495	23.50	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Party City, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
320	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,569	17.63	Truong Nguyen Market	—	—
321	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.7%	1,274	12.99	—	Painted Tree Marketplace, Planet Fitness	—
322	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	71,667	95.3%	745	10.91	Kroger	—	—
323	Beltway South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	107,174	91.4%	939	33.72	Kroger	—	—
324	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,179	98.2%	2,966	32.75	—	CVS, My Salon Suites	—
325	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	96.3%	735	8.29	Food Town	—	—
326	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	98.7%	976	13.71	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
327	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,058	68.7%	1,089	16.36	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
328	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	97.8%	2,581	12.68	El Rancho (Heritage Grocers)	Big Lots, Conn's Home Plus, XL Parts	—
329	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,665	99.0%	1,431	23.06	—	24 Hour Fitness	—
330	Jones Plaza (3)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2024	111,206	92.4%	1,223	11.90	La Michoacana Supermarket	Aaron's, Fitness Connection	—
331	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	96.8%	1,660	10.10	—	Big Lots, Hobby Lobby, King Dollar, Octapharma, Walgreens	—
332	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	90.1%	969	10.84	Foodarama	bealls, Kids Empire	—
333	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,656	98.6%	4,155	17.09	Kroger	Big Lots, JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
334	Northgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1972	38,724	100.0%	677	17.48	El Rancho*	WSS	—
335	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	232,654	97.1%	3,427	15.39	Sellers Bros.	Conn's Home Plus, Dollar Tree, Melrose Fashions, Nova Healthcare, Office Depot	—
336	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	190,529	96.3%	2,611	14.42	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
337	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,225	12.68	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
338	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	92.7%	3,523	25.99	H-E-B	—	—
339	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	84.9%	1,237	17.63	ALDI	Dollar Tree, Party City	—
340	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,620	26.94	Whole Foods Market (Amazon)	—	—
341	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.6%	2,738	11.53	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
342	Crossroads Centre - Pasadena	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1997	146,567	96.4%	2,207	16.66	Kroger	LA Fitness	—
343	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	97.8%	2,071	11.64	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
344	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	98.5%	1,462	9.49	Kroger	American Freight, Goodwill, Harbor Freight Tools, Walgreens	—

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

345	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	91.4%	2,976	23.01	Central Market (H-E-B)	—	—
346	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2024	256,332	83.8%	6,012	28.00	—	Gap Factory Store, HomeGoods, Petco	—
347	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	97.0%	1,625	13.80	El Rancho	Retro Fitness	—
348	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	86.7%	4,277	30.41	Whole Foods Market (Amazon)	—	—
349	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	93.5%	2,524	12.19	Kroger	Conn's Home Plus, Five Below, Harbor Freight Tools, Planet Fitness	—
350	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,816	21.30	—	Tesla	—
351	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	98.1%	1,317	10.10	Grocery Outlet	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
352	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	143,529	99.2%	2,608	18.32	—	Gold's Gym, Hobby Lobby	Kohl's
353	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,357	15.76	Kroger	Hamrick's	—
354	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,578	9.49	—	Dollar Tree, Kohl's, PetSmart	—
355	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	99.8%	3,394	22.90	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
356	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	98.6%	2,261	10.27	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
357	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	95.5%	3,614	17.33	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
358	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,076	10.95	Pick 'n Save (Kroger)	—	—
359	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,430	99.2%	1,718	8.51	—	Hobby Lobby, Kohl's	Big Lots, Five Below, HomeGoods, Sierra Trading Post
360	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	54.1%	625	15.33	—	Sportsman's Warehouse	—

	TOTAL PORTFOLIO					63,445,487	95.6%	$994,562	$17.44

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended September 30, 2024	Page 45